UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2015

SEARCHCORE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51225	43-2041643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Northeast Loop 323

Tyler, TX 75708

(Address of principal executive offices) (zip code)

(800) 727-1024

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.02. Termination of a Material Definitive Agreement.

On January 9, 2015, we repaid the promissory note to KBM Enterprises, LLC, that on July 9, 2014, we entered into in connection with a Securities Purchase Agreement, pursuant to which we sold KBM Enterprises an 8% Convertible Promissory Note in the principal amount of Fifty Three Thousand Dollars ($53,000) (the “Note”). We repaid the entire principal balance of the Note plus accrued interest and a prepayment premium, in the total amount of Seventy One Thousand and Fifteen Dollars ($71,015.00).

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1(1)	Securities Purchase Agreement dated July 9, 2014

10.2(1)	Convertible Promissory Note dated July 9, 2014

(1) Incorporated by reference from our Current Report on Form 8-K dated July 15, 2014, and filed with the Securities and Exchange Commission on July 18, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SearchCore, Inc.

Dated: January 12, 2015	By:	/s/ James Pakulis
	Its:	James Pakulis
President and Chief Executive Officer